SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549


                                  FORM 8-K

                               CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: May 28, 2002


                           CompleTel Europe N.V.
             (Exact Name of Registrant as Specified in Charter)


   The Netherlands              000-30075                  98-0202823
    (State or other            (Commission                (IRS Employer
    jurisdiction of            File Number)               Identification #)
    incorporation)


                                Kruisweg 609
                     2132 NA Hoofddorp, The Netherlands
                  (Address of Principal Executive Office)


                              (31) 20 666 1701
            (Registrant's telephone number, including area code)





ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

         On May 10, 2002 CompleTel Europe N.V. (the "Company") completed the sale of its German operations to a third party. Pursuant to the agreement governing the terms of the sale, the Company transferred to the buyer the entire share capital of CompleTel GmbH, which, until the sale, was an indirect wholly-owned subsidiary of the Company. Furthermore, the Company agreed to acquire from CompleTel GmbH certain transmission equipment for (euro)500,000. In addition, the Company agreed to provide the buyer free support billing and financial IT services for a period of up to 12 months after the sale. Following the sale of CompleTel GmbH, the Company no longer operates or generates revenue in Germany. The Company's unaudited historical and pro forma (after giving effect to the disposition of its German operations) consolidated condensed balance sheets as of March 31, 2002 and consolidated condensed statements of operations for the year ended December 31, 2001 and the three months ended March 31, 2002 are included in this report.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

         The following financial statements, pro forma financial information and exhibits, if any, are filed as part of this report:

(a)      Financial Statements of Business Acquired.

         Not applicable.

(b)      Pro Forma Financial Information

         Pro forma financial information statements are included herein pursuant to Article 11 of Regulation S-X.

(c)      Exhibits

99.1 Press release dated May 27, 2002, announcing the voluntary delisting of the Company's ordinary shares from the Nasdaq National Market


ITEM 9.  REGULATION FD DISCLOSURE.

         On May 27, 2002, the Company issued a press release announcing the voluntary delisting of its ordinary shares from the Nasdaq National Market. The press release is attached hereto as Exhibit 99.1.


                                 SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf of the undersigned thereunto duly authorized.


                                            COMPLETEL EUROPE N.V.


DATE: May 28, 2002                          By: /s/ John Hugo
                                               ------------------------------
                                               John Hugo
                                               Corporate Controller
                                               (Principal Accounting Officer)


                   COMPLETEL EUROPE N.V. AND SUBSIDIARIES
           PRO FORMA CONSOLIDATED CONDENSED FINANCIAL STATEMENTS

         The accompanying aunaudited pro forma consolidated condensed balance sheet gives effect to the sale of the German operations of CompleTel Europe N.V. (the "Company") as if it had occurred on March 31, 2002.

         The accompanying aunaudited pro forma consolidated condensed statements of operations give effect to the sale of the Company's German operations as if it had occurred on December 31, 2001 and March 31, 2002, respectively.

         The unaudited pro forma consolidated condensed financial statements are subject to a number of estimates, assumptions and other uncertainties, an do not purport to be indicative of the actual financial condition or results of operations that would have resulted had the transactions and events reflected therein in fact occurred on the dates specified, not do such financial statements purport to be indicative of the results of operations or financial condition that may be achieved in the future. These unaudited pro forma consolidated condensed financial statements should be read in conjunction with the financial statements and notes thereto included in the Company's Annual Report on Form 10-K for the year ended December 31, 2001 and Quarterly Report on Form 10-Q for the three months ended March 31, 2002.


                                      COMPLETEL EUROPE N.V. AND SUBSIDIARIES
                                  PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEETS
                         (Stated in thousands of euro, except share and per share amounts)

                                                                              Historical as                       Pro Forma
                                                                               of March 31,      Pro Forma          as of
                                                                                  2002          Adjustments     March 31, 2002
                                                                             ----------------- ---------------- -----------------
              ASSETS                                                           (unaudited)       (unaudited)      (unaudited)

Current Assets
         Cash and cash equivalents                                                     56,166            (997)            55,169
         Other current assets                                                          63,856          (7,167)            56,689
                                                                             ----------------- ---------------- -----------------
              Total current assets                                                    120,022          (8,164)           111,858

Non-current Assets:
         Property and equipment, net                                                  276,255         (21,487)           254,768
         Other non-current assets                                                      25,334          (1,419)            23,915
                                                                             ----------------- ---------------- -----------------
              Total non-current assets                                                301,589         (22,906)           278,683

TOTAL ASSETS                                                                          421,611         (31,070)           390,541
                                                                             ================= ================ =================

              LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
         Trade accounts payable                                                        44,656         (22,676)            21,980
         Other current liabilities                                                     49,956          (3,007)            46,949
                                                                             ----------------- ---------------- -----------------
              Total current liabilities                                                94,612         (25,683)            68,929

Long-term debt                                                                        232,350                            232,350

Shareholders' equity                                                                   94,649          (5,387)            89,262
                                                                             ----------------- ---------------- -----------------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                            421,611         (31,070)           390,541
                                                                             ================= ================ =================



                                      COMPLETEL EUROPE N.V. AND SUBSIDIARIES
                             PRO FORMA CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS
                         (Stated in thousands of euro, except share and per share amounts)

                                                                              Historical for                     Pro Forma for
                                                                               the 3 months                       the 3 months
                                                                             ended March 31,      Pro Forma     ended March 31,
                                                                                   2002          Adjustments          2002
                                                                             ----------------- ---------------- -----------------
                                                                               (unaudited)       (unaudited)      (unaudited)

Revenue                                                                                29,126          (5,142)            23,984

Operating Expenses:
         Network costs                                                                 20,484          (3,521)            16,963
         Selling, general and administrative                                           18,439          (2,653)            15,786
         Other operating expenses                                                      11,171          (2,292)             8,879
                                                                             ----------------- ---------------- -----------------

Operating Loss                                                                       (20,968)            3,324          (17,644)

Other income(expense)                                                                 (7,064)            1,687           (5,377)

Net Loss                                                                             (28,032)            5,011          (23,021)
                                                                             ================= ================ =================
Basic and diluted loss per ordinary share                                              (0.18)                             (0.15)
                                                                             =================
Weighted average number of ordinary shares outstanding                            157,419,330                        157,419,330
                                                                             =================                  =================



                                                                              Historical for                     Pro Forma for
                                                                              the 12 months                      the 12 months
                                                                              ended December      Pro Forma      ended December
                                                                                 31, 2001        Adjustments        31, 2001
                                                                             ----------------- ---------------- -----------------
                                                                                                 (unaudited)      (unaudited)

Revenue                                                                                97,909         (17,191)            80,718
Operating Expenses:
       Network costs
       Selling, general and administrative                                             86,855         (15,489)            71,366
       Restructuring, impairment and other charges                                     95,181         (27,397)            67,784
       Other operating expenses                                                       167,555        (136,451)            31,104
                                                                                       65,623         (28,584)            37,039
                                                                             ----------------- ---------------- -----------------
Operating Loss
                                                                                    (317,305)          190,730         (126,575)
Other income(expense)
                                                                                     (27,912)         (17,482)          (45,394)
                                                                             ----------------- ---------------- -----------------
Net loss before extraordinary item
                                                                                    (345,217)          173,248         (171,969)
Extraordinary item - gain on early extinguishment of debt
                                                                                       46,168                             46,168
Net Loss
Basic and diluted loss per ordinary share                                           (299,049)          173,248         (125,801)
                                                                             ================= ================ =================
Weighted average number of ordinary shares outstanding                                 (1.90)                             (0.80)
                                                                             =================                  =================
                                                                                  157,417,898                        157,417,898
                                                                             =================                  =================



COMPLETEL EUROPE N.V. AND SUBSIDIARIES NOTE TO CONSOLIDATED CONDENSED FINANCIAL STATEMENTS (Unaudited)

(1) Sale of German Operations

   On May 10, 2002, the Company completed the sale of its German operations to a third party. Pursuant to the agreement governing the terms of the sale, the Company transferred to the buyer the entire share capital of CompleTel GmbH, which, until the sale, was an indirect wholly-owned subsidiary of CompleTel Europe. Furthermore, the Company agreed to acquire from CompleTel GmbH certain transmission equipment for
   (euro)500,000. In addition, the Company agreed to provide the buyer free support billing and financial IT services for a period of up to 12 months after the sale. Following the sale of CompleTel GmbH, the Company no longer operates or generates revenue in Germany. The Company expects to record a loss in connection with this sale in its financial statements for the second quarter of 2002. See Note 7 for details on the Company's German operations' performance and their relative contribution to the Company's over-all performance. In connection with the sale of its German operations, the Company entered into reciprocal agreements for terminating traffic, which will allow the Company to service its French customers that currently have, or will develop, operations in Germany. The pro forma adjustments reflected in the consolidated condensed financial statements represent the balance sheet and statement of operations pro forma adjustments related only to the Germany telecommunications operations. The Germany Internet data center business (iPcenta GmbH) was subsequently sold separately and the operations and assets were not significant to present meaningful pro forma results of operations and financial condition.